SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       OCTOBER 23, 2003
                                                 -------------------------------


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                       1-5901                      13-2581181
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(State or other                   (Commission                 (IRS Employer
jurisdiction of incorporation     File Number)              Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                                10016
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:     (212) 592-2700
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)

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Item 5.  OTHER EVENTS.

         On October 23, 2003, Fab Industries, Inc. issued a press release announcing that it had received a preliminary offer from a management-led buyout group to acquire the business, as a going concern, for $19,556,366 (or $3.75 per share), subject to certain terms and conditions. The press release announcing the foregoing is attached as Exhibit 99.1 to this report and is incorporated by reference into this item. The letter containing the management-led buyout group's offer is attached as Exhibit 99.2 to this report and is incorporated by reference into this item.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FAB INDUSTRIES, INC.


Dated:  October 23, 2003           By:  /s/ Samson Bitensky
                                        ---------------------------------------
                                        Samson Bitensky
                                        Chairman of the Board and Chief
                                        Executive Officer

                                INDEX TO EXHIBITS


99.1     Press Release, dated October 23, 2003.

99.2     Offer Letter, dated October 23, 2003.